UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008 (February 4, 2008).

CYBERDEFENDER CORPORATION
(Exact name of registrant as specified in its charter)

California	333-138430	65-1205833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

617 West 7th Street, Suite 401, Los Angeles, California	90017
(Zip Code)

Registrant’s telephone number, including area code:	(213) 689-8631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission by CyberDefender Corporation, a Californian corporation (the “Registrant”), contains certain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management regarding the Registrant’s financial conditions, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 3 - Securities and Trading Markets

Item 3.02 Recent Sales of Unregistered Securities.

During the period from October 18, 2007 through February 5, 2008, pursuant to the terms of a certain Securities Purchase Agreement (the “Securities Purchase Agreement”), the Registrant sold and issued an aggregate of 764,500 shares of common stock, without par value (the “Common Stock”) and warrants to purchase up to an additional 573,375 shares of Common Stock (the “Warrants”), for an aggregate purchase price of $764,500 in a series of private offering transactions (the “Offering”) exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, inasmuch as the securities were issued to accredited investors only without any form of general solicitation or general advertising. Subject to certain exempt issuances, the Securities Purchase Agreement provides for anti-dilution protection such that in the event the Registrant sells and issues shares of its Common Stock, or securities convertible into or exercisable for shares of its Common Stock, at a price per share, or conversion or exercise price per share, that is less than $1.00 (a “Dilutive Issuance”), the Registrant will be required to issue to each of the investors in the Offering that number of additional shares of its Common Stock that is equal to the product of each investor’s subscription amount multiplied by a fraction, the numerator of which is the number of shares of Common Stock sold and issued at the closing of such Dilutive Issuance plus the number of shares which the aggregate offering price of the total number of shares of Common Stock sold and issued at the closing of such Dilutive Issuance would purchase at $1.00 per share, and the denominator of which is the number of shares of Common Stock issued and outstanding on the date of such Dilutive Issuance plus the number of additional shares of Common Stock sold and issued at the closing of such Dilutive Issuance. The Warrants are exercisable for a period of 5 years at a price of $1.25 per share of Common Stock. Out of the total gross proceeds of the Offering, the Registrant is obligated to pay to its placement agent $36,400, which represents 7% of the $520,000 sold by the placement agent pursuant to the offering, and issue to the placement agent a 5-year warrant to purchase 36,400 shares of common stock at an exercise price of $1.00 per share.

Except as otherwise disclosed herein, there were no underwriting discounts or other commissions paid in conjunction with the Offering.

The foregoing summary of the key terms and conditions of the Offering, Securities Purchase Agreement and Warrants does not purport to be a complete description thereof, and is qualified in its entirety by reference to the full text of the form of Securities Purchase Agreement and Warrant, copies of which are annexed to this Current Report as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Section 5 - Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on January 9, 2008, Ivan Ivankovich resigned as the Registrant’s Chief Financial Officer and as a director. On February 4, 2008, the Registrant appointed Michael J. Barrett as its new Chief Financial Officer, effective immediately, to serve until the earlier of his death, resignation or removal, or until a successor is duly appointed and qualified.

Michael J. Barrett is a certified public accountant with over fifteen years of financial and accounting experience. From November 2005 to January 2008, Mr. Barrett served as Vice President of Finance for Mesa West Capital, LLC, a privately held institutional commercial real estate finance company. From January 2005 to November 2005, he served as a Manager of BDO Seidman, LLP, a tax consulting and professional services firm providing tax, assurance and financial consulting services. From December 2004 to June 2004 Mr. Barrett served as Controller of the Registrant (formerly Network Dynamics, Inc.). From February 2002 to May 2004 he served as Vice President of Finance for Matra Films, Inc., and from September 2000 to February 2002 as Controller for uWink.com. Mr. Barrett earned his Bachelor of Science in Accounting from the University of Virginia, McIntire School of Commerce in 1992.

There are no family relationships between Mr. Barrett and the Registrant’s other executive officers or directors.

In connection with the appointment of Mr. Barrett as its Chief Financial Officer, the Registrant and Mr. Barrett entered into an Independent Contractor Agreement (the “Agreement”), pursuant to which, for a period of six months commencing on January 25, 2008, Mr. Barrett agreed, for approximately 10 hours per week, to: (i) manage the Registrant’s day to day accounting operations; (ii) manage the Registrant’s public reporting process, in conjunction with its outside legal counsel and auditors; (iii) prepare and maintain the Registrant’s financial forecasts; and (iv) meet with the Registrant’s board of directors from time to time as necessary (collectively, the “Services”). In consideration of the Services, the Registrant has agreed to pay Mr. Barrett bimonthly at a rate of $6,000 per month, from February 1, 2008 to March 31, 2008, and, thereafter, commencing on April 1, 2008, at a rate of $4,000 per month for the duration of the Agreement (the “Monthly Fee”). In addition to the Monthly Fee, the Registrant has agreed to issue Mr. Barrett an option to purchase up to 20,000 shares of the Registrant’s Common Stock, vesting with respect to 10,000 shares of Common Stock on April 30, 2008, and 10,000 shares of Common Stock upon completion of the term of the Agreement.

The foregoing summary of the key terms and conditions of the Agreement does not purport to be a complete description of the Agreement, which contains considerably more detail than set forth above, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is annexed to this Current Report as Exhibit 10.3, and incorporated by reference herein.

The Registrant has not entered into any transactions with Mr. Barrett that would require disclosure in accordance with Item 404(a) of Regulation S-B.

Except as otherwise disclosed herein, the Registrant has not entered into any material plan, contract or arrangement to which Mr. Barrett is a party or in which he participates and in connection with which he would receive compensation or any grant or award.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Form of Securities Purchase Agreement.*

10.2	Form of Warrant.*

10.3	Independent Contractor Agreement by and between CyberDefender Corporation and Michael Barrett, dated as of January 28, 2008.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2008

CYBERDEFENDER CORPORATION

By:	/s/ Gary Guseinov
Gary Guseinov Chief Executive Officer